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                                                                    EXHIBIT 23.1

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in the Registration Statement (Form S-8 Nos. 333-113954 and 333-120647) of Anadys Pharmaceuticals, Inc. of our report dated February 9, 2005, with respect to the consolidated financial statements of Anadys Pharmaceuticals, Inc. included in the Annual Report (Form 10-K) for the year ended December 31, 2004.

                                              /s/ ERNST & YOUNG LLP

San Diego, California
March 25, 2005